UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  May 4, 2016

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GYRODYNE, LLC

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 (Exact name of Registrant as Specified in its Charter)

New York	001-37547	46-3838291
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

ONE FLOWERFIELD

SUITE 24

ST. JAMES, NEW YORK 11780

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 (Address of principal executive

offices) (Zip Code)

(631) 584-5400

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Registrant’s telephone number,

including area code

N/A

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 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets

Gyrodyne, LLC, a New York limited liability company (the “Company”), has announced that its wholly-owned subsidiary Virginia Healthcare Center, LLC, a Virginia limited liability company (“VHC”), has consummated the sale of the Fairfax Medical Center (the “Property”) in Fairfax, Virginia for a purchase price of $14,015,000 (the “Purchase Price”) to JAG Associates, L.L.C., a Virginia limited liability company (“JAG”). The Purchase Price represents a $300,000 reduction to the purchase price set forth in the Purchase and Sale Agreement effective as of February 4, 2016 (“Purchase and Sale Agreement”) between VHC and JAG as the mutually agreed sum for JAG to address certain property conditions to JAG’s satisfaction as per the terms thereof.

Contemporaneously with the closing of the sale of the Property, VHC, as tenant, and One Capital Partners, LLC (as JAG’s assignee) (“OCP”), as landlord, entered into a master lease agreement (the “Master Lease”) pursuant to which OCP leased certain vacant premises contained in the Property consisting of 3,852 rentable square feet back to VHC for $152,844, as required under the terms of the Purchase and Sale Agreement to bring the pro forma occupancy level of the Property to 55,204 rentable square feet. If all of such premises become leased to one or more third party tenants, the Master Lease will terminate and VHC will have no further obligation to pay rent thereunder. OCP has a continuing obligation during the lease term to make commercially reasonable efforts to lease all or a portion of the leased premises at then-current market rates, as a priority over leasing occupied space in the Property. In connection with the execution of the Master Lease, Gyrodyne, LLC agreed to guarantee full performance of the Master Lease by VHC, including the payment of all rentals but limited to two years of base rent. Based on current interest by prospective tenants, the Company expects that much of this obligation, if not all, will be satisfied.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

10.1	Purchase and Sale Agreement effective as of February 4, 2016 (incorporated herein by reference to Form 8-K, filed with the Securities and Exchange Commission on February 12, 2016).

10.2	First Amendment dated as of February 22, 2016 to Purchase and Sale Agreement.

10.3	Second Amendment dated as of April 8, 2016 to Purchase and Sale Agreement.

10.4	Third Amendment dated as of April 25, 2016 to Purchase and Sale Agreement.

99.1	Press Release announcing sale of Fairfax Medical Center.

Forward-Looking Statement Safe Harbor

The statements made in this report that are not historical facts constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as "may," "will," "anticipates," "expects," "projects," "estimates," "believes," "seeks," "could," "should," or "continue," the negative thereof, other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives. Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, risks inherent in the real estate markets of Suffolk County in New York and Fairfax County in Virginia and other risks detailed from time to time in the Company's SEC reports.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GYRODYNE, LLC

By:	/s/ Frederick C. Braun III
Frederick C. Braun III
President and Chief Executive Officer

 Date:  May 6, 2016